UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07797

SunAmerica Series, Inc.
(Exact name of registrant as specified in charter)

Harborside 5, 185 Hudson Street, Jersey City, NJ			07311
(Address of principal executive offices)			(Zip code)

John T. Genoy Senior Vice President SunAmerica Asset Management, LLC Harborside 5, 185 Hudson Street, Jersey City, NJ 07311
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(201) 324-6414

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2018

Item 1. Reports to Stockholders

This filing is on behalf of one of the six series of portfolios of SunAmerica Series, Inc.

ANNUAL REPORT 2018

SunAmerica Series, Inc.

■  AIG Focused Dividend Strategy II Fund

aig.com/funds

Table of Contents

A Message from the President	1
Expense Example	2
Statement of Assets and Liabilities	4
Statement of Operations	6
Statement of Changes in Net Assets	7
Financial Highlights	8
Portfolio of Investments	9
Notes to Financial Statements	11
Report of Independent Registered Public Accounting Firm	19
Approval of the Investment Advisory and Management Agreement	20
Director and Officer Information	24
Shareholder Tax Information	27
Comparison: Fund vs. The Index	28

A MESSAGE FROM THE PRESIDENT — (unaudited)

Dear Shareholders:

We are pleased to present this annual update for the AIG Focused Dividend Strategy II Fund, a part of the SunAmerica Series, Inc. (the "Series"), for the 12-month period ended October 31, 2018.

The 12 months ended October 31, 2018 was a period wherein global equity markets showed modestly positive gains amid a backdrop of economic expansion and rising interest rates, especially in the U.S. During this annual period, developed market equities, as measured by the MSCI World Index,* substantially outperformed emerging market equities, as measured by the MSCI Emerging Markets Index.* Among the developed markets, U.S. equities, as measured by the S&P 500 Index,* significantly outperformed non-U.S. equities, as measured by the MSCI EAFE Index.* Within the U.S. equity market, large-cap stocks performed best, followed at some distance by mid-cap stocks and then small-cap stocks. Growth stocks significantly outpaced value stocks across the capitalization spectrum.

On the following pages, you will find financial statements and portfolio information for the AIG Focused Dividend Strategy II Fund for the annual period ended October 31, 2018.

Thank you for being a part of the Series Funds. We value your ongoing confidence in us and look forward to serving your investment needs in the future.

Sincerely,

Peter A. Harbeck
President & CEO
SunAmerica Asset Management, LLC

Past performance is no guarantee of future results.

*The MSCI World Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of 23 developed markets. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of 23 emerging markets. The S&P 500 Index is an unmanaged, weighted index of 500 large company stocks that is widely-recognized as representative of the performance of the U.S. stock market. The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of 21 developed markets, excluding the US & Canada. Indices are not managed and an investor cannot invest directly into an index.

Because focused mutual funds are less diversified than typical mutual funds, the performance of each holding in a focused fund has a greater impact upon the overall portfolio, which increases risk. The AIG Focused Dividend Strategy II Fund holds up to 30 high dividend yielding common stocks selected annually from the Dow Jones Industrial Average and the broader market.

EXPENSE EXAMPLE — October 31, 2018 — (unaudited)

Disclosure of Fund Expenses in Shareholder Reports

As a shareholder of the AIG Focused Dividend Strategy II Fund (the "Fund"), a series of SunAmerica Series, Inc. (the "Series"), you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees, distribution and account maintenance fees and other Fund expenses. The example set forth below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at May 1, 2018 and held until October 31, 2018.

Actual Expenses

The "Actual" section of the table provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled "Expenses Paid During the Six Months Ended October 31, 2018" to estimate the expenses you paid on your account during this period. The "Expenses Paid During the Six Months Ended October 31, 2018" column and the "Annualized Expense Ratio" column do not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended October 31, 2018" column and the "Annualized Expense Ratio" column do not include administrative fees that may apply to qualified retirement plan accounts. See the Fund's Prospectus, your retirement plan document and/or materials from your financial adviser, for a full description of these fees. Had these fees been included, the "Expenses Paid During the Six Months Ended October 31, 2018" column would have been higher and the "Ending Account Value" column would have been lower.

Hypothetical Example for Comparison Purposes

The "Hypothetical" section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The "Expenses Paid During the Six Months Ended October 31, 2018" column and the "Annualized Expense Ratio" column do not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended October 31, 2018 column and the "Annualized Expense Ratio" column do not include administrative fees that may apply to qualified retirement plan accounts and accounts held through financial institutions. See the Fund's Prospectus, your retirement plan document and/or materials from your financial adviser, for a full description of these fees. Had these fees been included, the "Expenses Paid During the Six Months Ended October 31, 2018" column would have been higher and the "Ending Account Value" column would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, including sales charges on purchase payments, small account fees and administrative fees, if applicable, to your account. Please refer to the Fund's Prospectus, and/or material from your financial adviser, for more information. Therefore, the "Hypothetical" example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and other fees were included, your costs would have been higher.

EXPENSE EXAMPLE — October 31, 2018 — (unaudited) (continued)

	Actual			Hypothetical
Fund	Beginning Account Value At May 1, 2018	Ending Account Value Using Actual Return at October 31, 2018	Expenses Paid During the Six Months Ended October 31, 2018*	Beginning Account Value At May 1, 2018	Ending Account Value Using a Hypothetical 5% Annual Return at October 31, 2018*	Expenses Paid During the Six Months Ended October 31, 2018*	Annualized Expense Ratio*
AIG Focused Dividend Strategy II Fund#. .	$1,000.00	$1,034.01	$6.41	$1,000.00	$1,018.90	$6.36	1.25%

*  Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days then divided by 365 days. These ratios do not reflect transaction costs, including sales charges on purchase payments, small account fees, and administrative fees, if applicable to your account. Please refer to the Fund's prospectus, your retirement plan document and/or materials from your financial adviser for more information.

#  During the stated period, the investment adviser either waived a portion of or all of the fees and assumed a portion of or all expenses for the Fund or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. As a result, if these fees and expenses had not been waived, the "Actual/Hypothetical Ending Account Value" would have been lower and the "Actual/Hypothetical Expenses Paid During the Six Months Ended October 31, 2018" and the "Annualized Expense Ratio" would have been higher. If these fees and expenses had not been recouped, the "Actual/Hypothetical Ending Account Value" would have been higher and the "Actual/Hypothetical Expenses Paid During the Six Months Ended October 31, 2018" and the "Annualized Expense Ratio" would have been lower.

STATEMENT OF ASSETS AND LIABILITIES — October 31, 2018

AIG Focused Dividend Strategy II Fund
ASSETS:
Investments at value (unaffiliated)*	$1,265,341
Cash	2,367
Receivable for:
Dividends and interest	2,362
Investments sold	40,891
Prepaid expenses and other assets	7,142
Due from investment adviser for expense reimbursements/fee waivers	35,846
Due from distributor for expense reimbursements/fee waivers	740
Total assets	1,354,689
LIABILITIES:
Payable for:
Investments purchased	41,743
Investment advisory and management fees	638
Distribution and account maintenance fees	372
Transfer agent fees and expenses	495
Directors' fees and expenses	6
Other accrued expenses	72,881
Total liabilities	116,135
Net Assets	$1,238,554
*Cost
Investments (unaffiliated)	$1,213,971

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES — October 31, 2018 — (continued)

AIG Focused Dividend Strategy II Fund
NET ASSETS REPRESENTED BY:
Common stock, $0.0001 par value (3 billion shares authorized)	$10
Paid-in capital	1,223,598
1,223,608
Total distributable earnings (loss)	14,946
Net Assets	$1,238,554
Class A:
Net assets	$1,238,554
Shares outstanding	101,460
Net asset value and redemption price per share (excluding any applicable contingent deferred sales charge)	$12.21
Maximum sales charge (5.75% of offering price)	0.74
Maximum offering price to public	$12.95

See Notes to Financial Statements

STATEMENT OF OPERATIONS — For the year ended October 31, 2018

AIG Focused Dividend Strategy II Fund
INVESTMENT INCOME:
Dividends (unaffiliated)	$48,871
Interest (unaffiliated)	10
Total investment income*	48,881
Expenses:
Investment advisory and management fees	7,364
Distribution and account maintenance fees:
Class A	4,296
Transfer agent fees and expenses:
Class A	3,465
Registration fees:
Class A	531
Custodian and accounting fees	25,235
Reports to shareholders	35,099
Audit and tax fees	41,307
Legal fees	17,906
Directors' fees and expenses	66
Other expenses	18,394
Total expenses before fee waivers, expense reimbursements, and expense recoupments	153,663
Net (fees waived and expenses reimbursed)/recouped by investment advisor/distributor (Note 3)	(138,321)
Net expenses	15,342
Net investment income (loss)	33,539
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments (unaffiliated)	(38,725)
Net realized gain (loss) on investments and foreign currencies	(38,725)
Change in unrealized appreciation (depreciation) on investments (unaffiliated)	90,034
Net unrealized gain (loss) on investments and foreign currencies	90,034
Net realized and unrealized gain (loss) on investments and foreign currencies	51,309
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$84,848

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

	AIG Focused Dividend Strategy II Fund
	For the year ended October 31, 2018	For the year ended October 31, 2017
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$33,539	$31,740
Net realized gain (loss) on investments and foreign currencies	(38,725)	100,733
Net unrealized gain (loss) on investments and foreign currencies	90,034	(17,748)
Net increase (decrease) in net assets resulting from operations	84,848	114,725
Distributions to shareholders from:(1)
Distributable earnings (Class A)	(132,307)	(58,783)
Total distributions to shareholders	(132,307)	(58,783)
Net increase (decrease) in net assets resulting from capital share transactions (Note 6)	132,307	58,783
Total increase (decrease) in net assets	84,848	114,725
NET ASSETS:
Beginning of period	1,153,706	1,038,981
End of period	$1,238,554	$1,153,706

(1) The prior year amounts have been restated to reflect the adoption of amendments to Rule 6-09.3 of Regulation S-X. Below are the amounts as stated in the October 31, 2017 audited annual report.

Distributions to shareholders from:
Net investment income (Class A)	(33,191)
Net realized gain on securities (Class A)	(25,592)
Total distributions to shareholders	(58,783)

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Period Ended	Net Asset Value, begin- ning of period	Net investment income(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net real- ized gains	Total Distri- butions	Net Asset Value, end of period	Total Return(2)	Net Assets, end of period (000's)	Ratio of expenses to average net assets(4)		Ratio of net investment income to average net assets(4)		Port- folio Turn- over
AIG FOCUSED DIVIDEND STRATEGY II FUND
Class A
07/02/15@-10/31/15	$12.00	$0.07	$(0.13)	$(0.06)	$(0.07)	$—	$(0.07)	$11.87	(0.49)%	$995	1.25	%(3)	1.83	%(3)	4%
10/31/16	11.87	0.34	0.17	0.51	(0.33)	(0.00)	(0.33)	12.05	4.39	1,039	1.25		2.80		60
10/31/17	12.05	0.35	0.98	1.33	(0.37)	(0.30)	(0.67)	12.71	11.07	1,154	1.25		2.81		60
10/31/18	12.71	0.34	0.59	0.93	(0.32)	(1.11)	(1.43)	12.21	7.37	1,239	1.25		2.73		40

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Annualized

(4)  Net of the following expense reimbursements (based on average net assets):

Fund	10/31/15(3)	10/31/16	10/31/17	10/31/18
AIG Focused Dividend Strategy II Class A	31.39%	10.65%	10.36%	11.27%

@  Commencement of Operations

See Notes to Financial Statements

AIG Focused Dividend Strategy II Fund

PORTFOLIO PROFILE — October 31, 2018 — (unaudited)

Industry Allocation*
Medical-Drugs	11.2%
Food-Misc./Diversified	9.5
Tobacco	7.2
Advertising Agencies	6.4
Oil Companies-Integrated	6.2
Retail-Apparel/Shoe	6.0
Enterprise Software/Service	4.2
Semiconductor Components-Integrated Circuits	4.0
Cosmetics & Toiletries	4.0
Retail-Mail Order	3.9
Telephone-Integrated	3.8
Beverages-Non-alcoholic	3.7
Computers	3.6
Pharmacy Services	3.6
Retail-Misc./Diversified	3.6
Diversified Banking Institutions	3.5
Networking Products	3.3
Apparel Manufacturers	3.3
Commercial Services-Finance	3.2
Commercial Services	2.7
Chemicals-Diversified	2.7
Computer Services	2.6
102.2%

* Calculated as a percentage of net assets

AIG Focused Dividend Strategy II Fund

PORTFOLIO OF INVESTMENTS — October 31, 2018

Security Description	Shares	Value (Note 2)
COMMON STOCKS—102.2%
Advertising Agencies—6.4%
Interpublic Group of Cos., Inc.	1,715	$39,720
Omnicom Group, Inc.	535	39,761
		79,481
Apparel Manufacturers—3.3%
Hanesbrands, Inc.	2,354	40,395
Beverages-Non-alcoholic—3.7%
Coca-Cola Co.	947	45,342
Chemicals-Diversified—2.7%
LyondellBasell Industries NV, Class A	380	33,923
Commercial Services—2.7%
Nielsen Holdings PLC	1,307	33,956
Commercial Services-Finance—3.2%
H&R Block, Inc.	1,493	39,624
Computer Services—2.6%
International Business Machines Corp.	280	32,320
Computers—3.6%
HP, Inc.	1,870	45,142
Cosmetics & Toiletries—4.0%
Procter & Gamble Co.	555	49,217
Diversified Banking Institutions—3.5%
JPMorgan Chase & Co.	393	42,845
Enterprise Software/Service—4.2%
CA, Inc.	1,161	51,502
Food-Misc./Diversified—9.5%
Campbell Soup Co.	981	36,699
General Mills, Inc.	954	41,785
Kraft Heinz Co.	714	39,249
		117,733
Medical-Drugs—11.2%
Bristol-Myers Squibb Co.	773	39,068
Merck & Co., Inc.	690	50,791
Pfizer, Inc.	1,139	49,045
		138,904
Security Description	Shares	Value (Note 2)
Networking Products—3.3%
Cisco Systems, Inc.	891	$40,763
Oil Companies-Integrated—6.2%
Chevron Corp.	317	35,393
Exxon Mobil Corp.	519	41,354
		76,747
Pharmacy Services—3.6%
CVS Health Corp.	619	44,810
Retail-Apparel/Shoe—6.0%
Gap, Inc.	1,348	36,800
L Brands, Inc.	1,144	37,089
		73,889
Retail-Mail Order—3.9%
Williams-Sonoma, Inc.	822	48,810
Retail-Misc./Diversified—3.6%
GameStop Corp., Class A	3,035	44,311
Semiconductor Components- Integrated Circuits—4.0%
QUALCOMM, Inc.	788	49,557
Telephone-Integrated—3.8%
Verizon Communications, Inc.	832	47,499
Tobacco—7.2%
Altria Group, Inc.	701	45,593
Philip Morris International, Inc.	488	42,978
		88,571
TOTAL INVESTMENTS (cost $1,213,971)(1)	102.2%	1,265,341
Liabilities in excess of other assets	(2.2)	(26,787)
NET ASSETS	100.0%	$1,238,554

(1) See Note 5 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Funds's net assets as of October 31, 2018 (see Note 2):

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks	$1,265,341	$—	$—	$1,265,341

* For a detailed presentation of investments, please refer to the Portfolio of Investments.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS — October 31, 2018

Note 1.  Organization

SunAmerica Series, Inc. (the "Series"), is an open-end management investment company organized as a Maryland corporation on July 3, 1996. The Series is managed by SunAmerica Asset Management, LLC (the "Adviser" or "SunAmerica"). The Series consists of six separate mutual funds, one of which is included in this report; AIG Focused Dividend Strategy II Fund (the "Fund").

The investment goal of the Fund is total return (including capital appreciation and current income). The Fund's principal investment strategy is value. The principal investment technique of the Fund is to employ a "buy and hold" strategy with up to thirty high dividend yielding equity securities selected annually from the Dow Jones Industrial Average and broader market. At least 80% of the Fund's net assets, plus any borrowing for investment purposes, will be invested in dividend yielding equity securities.

The Fund is diversified as defined by the Investment Company Act of 1940, as amended, (the "1940 Act").

Classes of Shares: The shares of the Fund are not offered for sale as of the date of this shareholder report. The Class A shares of the Fund are presented in the Statement of Assets and Liabilities. There are no Class C and Class W shares outstanding as of the date of this report. The cost structure for each class is as follows:

Class A shares—  Offered at net asset value per share plus an initial sales charge. Additionally, purchases of Class A shares of $1,000,000 or more will be purchased at net asset value but will be subject to a contingent deferred sales charge on redemptions made within two years of purchase.

Class C shares—  Offered at net asset value per share without an initial sales charge and may be subject to a contingent deferred sales charge on redemptions made within 12 months of purchase. Effective March 1, 2018, Class C shares will convert automatically to Class A shares approximately ten years after purchase and at such time will be subject to the lower distribution fee applicable to Class A shares.

Class W shares—  Offered at net asset value per share. The class is offered exclusively through advisory fee-based programs sponsored by certain financial intermediaries and other programs.

Each class of shares bears the same voting, dividend, liquidation and other rights and conditions, except as may otherwise be provided in the Fund's registration statement. Class A and Class C shares each make distribution and account maintenance fee payments under the distribution plans pursuant to Rule 12b-1 under the 1940 Act, with Class C shares being subject to higher distribution fee rates. Class W shares have not adopted a 12b-1 Plan and make no payments thereunder, however, Class W shares pay a service fee to the Funds' distributor for administrative and shareholder services.

Indemnification: Under the Series' organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Series. In addition, pursuant to Indemnification Agreements between the Series and each of the current directors who is not an "interested person," as defined in Section 2(a)(19) of the 1940 Act, of the Series (collectively, the "Disinterested Directors"), the Series provides the Disinterested Directors with a limited indemnification against liabilities arising out of the performance of their duties to the Series, whether such liabilities are asserted during or after their service as directors. In addition, in the normal course of business, the Series enters into contracts that contain the obligation to indemnify others. The Series' maximum exposure under these arrangements is unknown. Currently, however, the Series expects the risk of loss to be remote.

Note 2.  Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be significant. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance

NOTES TO FINANCIAL STATEMENTS — October 31, 2018 — (continued)

applicable to investment companies. The following is a summary of significant accounting policies consistently followed by the Series in the preparation of its financial statements:

Security Valuation: In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. In accordance with GAAP, fair value is defined as the price that the Fund would receive upon selling an asset or pay upon transferring a liability in a timely transaction to an independent third party in the principal or most advantageous market. GAAP establishes a three-tier hierarchy to provide more transparency around the inputs used to measure fair value and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tiers are as follows:

Level 1 – Unadjusted quoted prices in active markets for identical securities

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board of Directors ("the Board"), etc.)

Level 3 – Significant unobservable inputs (includes inputs that reflect the Fund's own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances)

Changes in valuation techniques may result in transfers in or out of an investment's assigned Level within the hierarchy. The methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is recently issued and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The summary of the Fund's assets and liabilities classified in the fair value hierarchy as of October 31, 2018, is reported on a schedule at the end of the Portfolio of Investments.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded and are generally categorized as Level 1. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the New York Stock Exchange ("NYSE"), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one exchange, the Fund uses the exchange that is the primary market for the security. Such securities are generally

NOTES TO FINANCIAL STATEMENTS — October 31, 2018 — (continued)

categorized as Level 1. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Fund's shares, and the Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on the review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but a Fund is open. For foreign equity securities and foreign equity futures contracts, the Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices, and when so adjusted, such securities and futures are generally categorized as Level 2.

Bonds, debentures, and other debt securities, are valued at evaluated bid prices obtained for the day of valuation from a Board-approved pricing service, and are generally categorized as Level 2. The pricing service may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spread models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a price is unavailable from a Board-approved pricing service, the securities may be priced at the mean of two independent quotes obtained from brokers.

Investments in registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Registered investment companies are generally categorized as Level 1.

Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) which is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or over-the-counter ("OTC") market, and are generally categorized as Level 1 or Level 2.

The Board is responsible for the share valuation process and has adopted policies and procedures (the "PRC Procedures") for valuing the securities and other assets held by the Fund, including procedures for the fair valuation of securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee, which is responsible for, among other things, making certain determinations in connection with the Fund's fair valuation procedures. Securities for which market quotations are not readily available or the values of which may be significantly impacted by the occurrence of developments or significant events are generally categorized as Level 3. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

Securities Transactions, Investment Income, Expenses, Dividends and Distributions to Shareholders: Security transactions are recorded on a trade date basis. Realized gains and losses on the sale of investments are calculated on the identified cost basis. Interest income is accrued daily from settlement date except when collection is not expected. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions received from the Fund's investments in U.S. real estate investment trusts ("REITS") often include a "return of capital" which is recorded as a reduction to the cost basis of the securities held.

Net investment income, expenses other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for current capital share activity of the respective class).

Expenses common to the Series are allocated to the Fund based upon relative net assets or other appropriate allocation methods. In all other respects, expenses are charged to the Fund as incurred on a specific identification basis.

NOTES TO FINANCIAL STATEMENTS — October 31, 2018 — (continued)

Dividends from net investment income, if any, are normally paid quarterly for the Fund. Capital gain distributions, if any, are paid annually. The Fund reserves the right to declare and pay dividends less frequently than disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually. The Fund records dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts at fiscal year end based on their federal tax-basis treatment; temporary differences do not require reclassification. Net assets are not affected by these reclassifications.

The Fund is considered a separate entity for tax purposes and intends to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and distribute all of its taxable income, including any net capital gains on investments, to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Fund's tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax year 2017 or expected to be taken in the Fund's 2018 tax return. The Fund is not aware of any tax provisions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund files U.S. federal and certain state income tax returns. The Fund is subject to U.S. federal and state examinations by tax authorities for years 2016 and 2017.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the period.

Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities located in the Statement of Operations include realized foreign exchange gains and losses from currency gains or losses between the trade and the settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to the other assets and liabilities arising as a result of changes in the exchange rates.

New Accounting Pronouncements: In August 2018, the SEC adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. The final rule became effective on November 5, 2018. All required changes have been made in accordance with Regulation S-X.

In August 2018, the FASB issued Accounting Standards Update ("ASU") No. 2018-13 "Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement". The ASU eliminates, modifies, and adds disclosure requirements for fair value measurements and is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The ASU allows for early adoption of either the entire standard or only the provisions that eliminate or modify the requirements. Management has elected to early adopt the provisions that eliminate disclosure requirements and is still evaluating the impact of applying the rest of the ASU.

NOTES TO FINANCIAL STATEMENTS — October 31, 2018 — (continued)

Note 3.  Investment Advisory and Management Agreement, Distribution Agreement and Service Agreements

The Series, on behalf of the Fund, has entered into an Investment Advisory and Management Agreement (the "Agreement") with SunAmerica. Under the Agreement, SunAmerica provides continuous supervision of the Fund and administers its corporate affairs, subject to general review by the Board. In connection therewith, SunAmerica furnishes the Fund with office facilities, maintains certain of the Fund's books and records, and pays for the salaries and expenses of all personnel, including officers of the Fund who are employees of SunAmerica and its affiliates. The annual rate of the investment advisory and management fee payable by the Fund to SunAmerica as full compensation for services and facilities furnished to the Fund, based on the average daily net assets of the Fund: 0.60% on the first $1.5 billion; 0.50% on the next $1.5 billion; and 0.40% in excess of $3 billion.

SunAmerica contractually agreed to waive fees and/or reimburse expenses, if necessary, to keep annual operating expenses at or below the following percentage of the Fund's average daily net assets. For the purposes of waived fee and/or reimbursed expense calculations, annual fund operating expenses shall not include extraordinary expenses (i.e., expenses that are unusual in nature and/or infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes, governmental fees and other expenses not incurred in the ordinary course of the Fund's business. The contractual expense waivers and fee reimbursements will continue in effect indefinitely, unless terminated by the Board, including a majority of the Disinterested Trustees.

Fund	Percentage
AIG Focused Dividend Strategy II Class A	1.25%

For the year ended October 31, 2018, pursuant to the contractual expense limitations in the above table SunAmerica has waived and/or reimbursed expenses as follows:

Fund	Fund Level Expenses Reimbursed
AIG Focused Dividend Strategy II	$130,025
Fund	Class Specific Expenses Reimbursed
AIG Focused Dividend Strategy II Class A	$4,000

At October 31, 2018, expenses previously waived or reimbursed by SunAmerica that are subject to recoupment and expire during the time period indicated are as follows:

	Fund Level Expenses Reimbursed
Fund	October 31, 2019	October 31, 2020
AIG Focused Dividend Strategy II	$109,309	$130,025
	Class Specific Expenses Reimbursed
Fund	October 31, 2019	October 31, 2020
AIG Focused Dividend Strategy II Class A	$3,739	$4,000

The Series, on behalf of the Fund, has entered into a Distribution Agreement with AIG Capital Services, Inc. ("ACS" or the "Distributor"), an affiliate of SunAmerica. The Fund has adopted a Distribution Plan on behalf of each class of shares of the Fund (other than Class W shares of the Fund) (each a "Plan" and collectively, the "Plans"), in accordance with the provisions of Rule 12b-1 under the 1940 Act, hereinafter referred to as the "Class A Plan," and "Class C Plan." In adopting the Plans, the Board determined that there was a reasonable likelihood that each such Plan would

NOTES TO FINANCIAL STATEMENTS — October 31, 2018 — (continued)

benefit the Fund and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

Under the Class A Plan and Class C Plan of the Fund, the Distributor receives a distribution fee from the Fund at an annual rate of 0.10% and 0.75%, respectively, of average daily net assets of such Fund's Class to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be compensated include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year, the amount paid to the Distributor under each Class's Plan may exceed the Distributor's distribution costs as described above. The Plans provide that each class of shares of the Fund will also pay the Distributor an account maintenance fee up to an annual rate of 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. The Distributor does not receive or retain any distribution and/or account maintenance fees for any shares when the shareholder does not have a broker of record. For the year ended October 31, 2018, ACS waived fees in the amount of $4,296 for Class A shares of the Fund and no fees were earned for the Class C shares since Class C shares of the Fund were not offered for sale during the period of this shareholder report.

The Series, on behalf of the Fund, has entered into an Administrative and Shareholder Services Agreement with ACS, pursuant to which ACS is paid an annual fee of 0.15% of average daily net assets of Class W shares as compensation for providing administrative and shareholder services to Class W shareholders. For the year ended October 31, 2018, there were no fees earned since Class W shares of the Fund were not offered for sale during the annual period of this shareholder report.

ACS receives sales charges on the Fund's Class A shares, portions of which are reallowed to affiliated broker-dealers and non-affiliated broker-dealers. ACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of the Fund's Class A shares and Class C shares. ACS has advised the Fund that for the year ended October 31, 2018, there were no proceeds received from sales since shares of the Fund were not offered for sale during the annual period of this shareholder report.

The Series, on behalf of the Fund, has entered into a Service Agreement with AIG Fund Services, Inc. ("AFS"), an affiliate of SunAmerica. Under the Service Agreement, AFS performs certain shareholder account functions by assisting the Fund's transfer agent, DST Asset Manager Solutions, Inc. ("DST"), in connection with the services that it offers to the shareholders of the Fund. The Service Agreement, pursuant to which AFS receives a fee from the Fund to compensate AFS for services rendered based upon an annual rate of 0.22% of average daily net assets, is approved annually by the Board. For the year ended October 31, 2018, the Fund incurred the following expenses, which are included in transfer agent fees payable in the Statement of Assets and Liabilities and in transfer agent fees and expenses in the Statement of Operations, to compensate AFS pursuant to the terms of the Service Agreement.

Fund	Expense	Payable At October 31, 2018
AIG Focused Dividend Strategy II	$2,700	$234

As of the year ended October 31, 2018, SunAmerica owned 100% of the outstanding shares of the AIG Focused Dividend Strategy II Fund.

NOTES TO FINANCIAL STATEMENTS — October 31, 2018 — (continued)

Note 4.  Purchases and Sales of Investment Securities

During the year ended October 31, 2018, the Fund's cost of purchases and proceeds from sale of long-term Investments were $523,865 and $503,419, respectively.

Note 5.  Federal Income Taxes

The following details the tax basis of distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales, and non-deductible expenses.

	Distributable Earnings			Tax Distributions
	For the year ended October 31, 2018
Fund	Ordinary Income	Long-term Gains/ Capital Loss Carryover	Unrealized Appreciation (Depreciation)*	Ordinary Income	Long-Term Capital Gains
AIG Focused Dividend Strategy II	$2,605	$(36,569)	$48,909	$104,591	$27,716

*  Unrealized appreciation (depreciation) includes amounts for derivatives and other assets and liabilities denominated in foreign currency.

	Tax Distributions
	For the year ended October 31, 2017
Fund	Ordinary Income	Long-Term Capital Gains
AIG Focused Dividend Strategy II	$58,783	$—

As of October 31, 2018, for Federal income tax purposes, the Portfolios indicated below have capital loss carryforwards, which expire in the year indicated, which are available to offset future capital gains, if any:

	Unlimited†
Portfolio	ST	LT
AIG Focused Dividend Strategy II	$—	$36,569

†  On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

For the year ended October 31, 2018, the reclassifications arising from book/tax differences resulted in increases (decreases) that were primarily due to tax treatment of dividend redesignation to the components of net assets as follows:

Fund	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Undistributed Net Realized Gain (Loss)	Capital Paid-in
AIG Focused Dividend Strategy II	$(1)	$1	$—

NOTES TO FINANCIAL STATEMENTS — October 31, 2018 — (continued)

For the year ended October 31, 2018, the amounts of aggregate unrealized gain (loss) and the cost of the investment securities for federal income tax purposes, were as follows:

AIG Focused Dividend Strategy II Fund
Cost (tax basis)	$1,216,432
Appreciation	140,094
Depreciation	(91,185)
Net unrealized appreciation(depreciation)	$48,909

On December 22, 2017, the Tax Cuts and Jobs Act (the "Act") was signed into law. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Management is currently evaluating the impact, if any, on the financial statements and the accompanying notes to financial statements.

Note 6.  Capital Share Transactions

	AIG Focused Dividend Strategy II Fund
	Class A
	For the year ended October 31, 2018		For the year ended October 31, 2017
	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Reinvested dividends	10,682	132,307	4,574	58,783
Shares redeemed	—	—	—	—
Net increase (decrease)	10,682	$132,307	4,574	$58,783

Note 7.  Line of Credit

The Series, along with certain other funds managed by the Adviser, has access to a $75 million committed unsecured line of credit and a $50 million uncommitted unsecured line of credit. The committed and uncommitted lines of credit are renewable on an annual basis with State Street Bank and Trust Company ("State Street"), the Series' custodian. Interest is currently payable on the committed lines of credit at the higher of the Federal Funds Rate (but not less than zero) plus 125 basis points or the One-Month London Interbank Offered Rate (but not less than zero) plus 125 basis points and State Street's discretionary bid rate on the uncommitted line of credit. There is also a commitment fee of 25 basis points per annum on the daily unused portion of the committed line of credit and a one-time closing fee of $25,000 on the uncommitted line of credit. Borrowings under the line of credit will commence when the respective Fund's cash shortfall exceeds $100,000. For the year ended October 31, 2018, the Fund had no borrowings.

Note 8.  Interfund Lending Agreement

Pursuant to the exemptive relief granted by the SEC, the Fund is permitted to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending program allows the participating Fund to borrow money from and lend money to each other for temporary or emergency purposes. An interfund loan will be made under this facility only if the participating Funds receive a more favorable interest rate than would otherwise be available from a typical bank for a comparable transaction. For the year ended October 31, 2018, the Fund did not participate in this program.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of SunAmerica Series, Inc. and Shareholders of AIG Dividend Strategy II Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AIG Dividend Strategy II Fund (one of the funds constituting SunAmerica Series, Inc., hereafter collectively referred to as the "Fund") as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the three years in the period ended October 31, 2018 and for the period from July 2, 2015 (commencement of operations) through October 31, 2015 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the three years in the period ended October 31, 2018 and for the period from July 2, 2015 (commencement of operations) through October 31, 2015 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Houston, Texas
December 21, 2018

We have served as the auditor of one or more investment companies in the AIG Funds family of funds since 1984.

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT — (unaudited)

Approval of the Investment Advisory and Management Agreement

The Board of Directors (the "Board" the members of which are referred to as "Directors") of SunAmerica Series, Inc. (the "Corporation"), including the Directors who are not "interested persons," as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Directors"), of the Corporation or SunAmerica Asset Management, LLC ("SunAmerica"), approved the continuation of the Investment Advisory and Management Agreement between the Corporation, on behalf of the AIG Focused Dividend Strategy II Fund (the "Fund"), and SunAmerica (the "Advisory Agreement") for a one-year period ending June 30, 2019 at an in-person meeting held on June 5-6, 2018 (the "Meeting").

In accordance with Section 15(c) of the 1940 Act, the Board requested, and SunAmerica provided, materials relating to the Board's consideration of whether to approve the continuation of the Advisory Agreement. These materials included, among other things: (a) a summary of the services provided to the Fund by SunAmerica and its affiliates; (b) information independently compiled and prepared by Broadridge Financial Solutions, Inc. ("Broadridge"), an independent third-party provider of mutual fund data, on fees and expenses of the Fund as compared with a peer group of funds, along with fee and performance data with respect to the Fund and any other mutual funds or other accounts advised by SunAmerica with similar investment objectives and/or strategies, as applicable; (c) information on the profitability of SunAmerica and its affiliates, and a discussion relating to indirect benefits; (d) information relating to economies of scale; (e) information about SunAmerica's general compliance policies and procedures and the services it provides to the Fund; (f) information about SunAmerica's risk management processes; (g) information regarding brokerage and soft dollar practices; and (h) information about the key personnel of SunAmerica and its affiliates that are involved in the investment management, administration, compliance and risk management activities with respect to the Fund, as well as current and projected staffing levels and compensation practices.

In determining whether to approve the continuation of the Advisory Agreement, the Board, including the Independent Directors, considered at the Meeting, and from time to time as appropriate, factors that it deemed relevant, including the following information:

Nature, Extent and Quality of Services Provided by SunAmerica. The Board, including the Independent Directors, considered the nature, extent and quality of services provided by SunAmerica. The Board noted that the services include acting as investment manager and adviser to the Fund, managing the daily business affairs of the Fund, and obtaining and evaluating economic, statistical and financial information to formulate and implement investment policies. Additionally, the Board observed that SunAmerica provides office space, bookkeeping, accounting, legal, compliance, clerical and administrative services, and has authorized its officers and employees, if elected, to serve as officers or directors of the Corporation without compensation. The Board also noted that SunAmerica is responsible for monitoring and reviewing the activities of affiliated and unaffiliated third-party service providers. In addition to the quality of the advisory services provided by SunAmerica, the Board considered the quality of the administrative and other services provided by SunAmerica to the Fund pursuant to the Advisory Agreement.

In connection with the services provided by SunAmerica, the Board analyzed the structure and duties of SunAmerica's fund administration, accounting, operations, legal and compliance departments and concluded that they were adequate to meet the needs of the Fund. The Board also reviewed the personnel responsible for providing advisory services to the Fund and other key personnel of SunAmerica, in addition to current and projected staffing levels and compensation practices. The Board concluded, based on its experience and interaction with SunAmerica, that: (i) SunAmerica would continue to be able, to retain quality investment and other personnel; (ii) SunAmerica has exhibited a high level of diligence and attention to detail in carrying out its advisory and other responsibilities; (iii) SunAmerica has been responsive to requests of the Board; and (iv) SunAmerica has kept the Board apprised of developments relating to the Fund and the industry in general. The Board concluded that the nature and extent of

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT — (unaudited) (continued)

services provided under the Advisory Agreement were reasonable and appropriate in relation to the management fee and that the quality of services continues to be high.

The Board also considered SunAmerica's reputation and considered the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of types of mutual funds and shareholder services. The Board considered SunAmerica's experience in providing management and investment advisory and administrative services to advisory clients and noted that as of March 31, 2018, SunAmerica managed, advised and/or administered approximately $89.5 billion in assets. In addition, the Board considered SunAmerica's code of ethics and its commitment to compliance generally and with respect to its management and administration of the Fund. The Board also considered SunAmerica's risk management processes. The Board further observed that SunAmerica has developed internal procedures for monitoring compliance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund's prospectus. The Board also reviewed SunAmerica's compliance and regulatory history and noted that there were no material legal, regulatory or compliance issues that would potentially impact SunAmerica in effectively serving as the investment adviser to the Fund.

Investment Performance. The Board, including the Independent Directors, also considered the investment performance of SunAmerica with respect to the Fund. The Board noted that the Fund had limited performance history. The Board also noted that it regularly reviews the performance of the Fund throughout the year. The Board considered the performance of certain other funds managed by SunAmerica that utilize rules-based strategies, and noted in particular that the AIG Focused Dividend Strategy Fund, a rules-based fund with a substantially similar strategy to the Fund, has performed well over the long-term. In considering this comparative performance information, however, the Board also considered relevant distinctions and differences with respect to such funds and acknowledged that past performance is not necessarily indicative of future results.

Consideration of the Management Fee and the Cost of the Services and Profits to be Realized by SunAmerica and its Affiliates from the Relationship with the Fund. The Board, including the Independent Directors, received and reviewed information regarding the fees paid by the Fund to SunAmerica pursuant to the Advisory Agreement. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by SunAmerica or its affiliates in connection with providing such services to the Fund.

To assist in analyzing the reasonableness of the management fee for the Fund, the Board received reports independently prepared by Broadridge. The reports showed comparative fee information for the Fund's Peer Group and/or Peer Universe, as determined by Broadridge, including rankings within each category. In considering the reasonableness of the management fee to be paid by the Fund to SunAmerica, the Board reviewed a number of expense comparisons, including: (i) contractual and actual management fees and (ii) actual total operating expenses. In considering the Fund's total operating expenses, the Board analyzed the level of fee waivers and expense reimbursements and the net expense caps contractually agreed upon by SunAmerica with respect to certain classes of the Fund. The Board further considered that, unlike the funds in the Peer Group and Peer Universe, the fee waivers and/or reimbursements being made by SunAmerica with respect to the Fund are only reflected in the total expenses category of the Broadridge reports, rather than also being reflected as specific management fee waivers in the actual management fees category of the Broadridge reports. As a result, the Board took into account that the actual management fees presented by Broadridge for the funds in the Peer Group and Peer Universe may appear lower on a relative basis. The Board also considered the various expense components of the Fund and compared the Fund's net expense ratio (taking into account the contractual fee caps) to those of other funds within its Peer Group and/or Peer Universe as a guide to help assess the reasonableness of the Fund's management fee. The Board acknowledged that it was difficult to make precise comparisons with other funds in the Peer Group and Peer Universe since the exact nature of services provided under the various fund agreements is often not apparent. The Board noted, however, that the comparative

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT — (unaudited) (continued)

fee information provided by Broadridge as a whole was useful in assessing whether SunAmerica was providing services at a cost that was competitive with other, similar funds.

The Board also considered the management fees received by SunAmerica with respect to other mutual funds and accounts with similar investment strategies to the Fund. The Board noted that the Fund's actual management fees were above the median of its Peer Group and below the median of its Peer Universe. The Board also considered that the Fund's total expenses were equal to the median of its Peer Group and above the median of its Peer Universe. The Board noted management's discussion regarding the Fund's expenses. The Board then noted the management fee paid by the Fund was reasonable as compared to the fees SunAmerica was receiving from other mutual funds and accounts for which it serves as adviser or subadviser.

Profitability. The Board also considered SunAmerica's profitability and the benefits SunAmerica and its affiliates received from their relationship with the Fund. The Board received and reviewed financial statements relating to SunAmerica's financial condition and profitability with respect to the services it provides the Fund and considered how profit margins could affect SunAmerica's ability to attract and retain high quality investment professionals and other key personnel. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by SunAmerica and its affiliates that provide services to the Corporation on a fund by fund basis, as well as an Investment Management Profitability Analysis prepared by an independent information service, Broadridge. In particular, the Board considered the contractual and voluntary fee waivers and/or expense reimbursements agreed to by SunAmerica.

The Board considered the profitability of SunAmerica under the Advisory Agreement and considered the profitability of SunAmerica's affiliates under the Rule 12b-1 Plans. Additionally, the Board considered whether SunAmerica and its affiliates received any indirect benefits from the relationship with the Fund. The Board further considered whether there were any collateral or "fall-out" benefits that SunAmerica and its affiliates may derive as a result of their relationship with the Fund. The Board noted that SunAmerica believes that any such benefits are de minimis and do not impact the reasonableness of the management fees.

The Board concluded that SunAmerica had the financial resources necessary to perform its obligations under the Advisory Agreement and to continue to provide the Fund with high quality services. The Board further concluded that the management fee payable by the Fund under the Advisory Agreement was reasonable in light of the factors discussed above.

Economies of Scale. The Board, including the Independent Directors, considered whether the shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Fund. The Board considered that as a result of being part of the AIG fund complex, the Fund shares common resources and may share certain expenses, and if the size of the complex increases, each fund could incur lower expenses than they otherwise would achieve as stand-alone entities. The Board also took into account that the management fee arrangement included breakpoints that will adjust the fee downward as the size of the Fund increases, thereby allowing the shareholders to participate in any economies of scale. The Board further noted that SunAmerica has agreed to contractually cap the total annual operating expenses of certain classes of the Fund at certain levels. The Board observed that those expense caps benefited shareholders by limiting total fees even in the absence of breakpoints or economies of scale. The Board concluded that the Fund's management fee structure was reasonable and that it would continue to review fees in connection with the renewal of the Advisory Agreement, including whether the implementation of additional breakpoints would be appropriate in the future due to an increase in asset size or otherwise.

Other Factors. In consideration of the Advisory Agreement the Board also received information regarding SunAmerica's brokerage and soft dollar practices. The Board considered that SunAmerica is responsible for decisions to buy and sell securities for the Fund, selection of broker-dealers and negotiation of commission rates. The Board

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT — (unaudited) (continued)

noted that it receives reports from SunAmerica and from an independent third party which included information on brokerage commissions and execution throughout the year. The Board also considered the benefits SunAmerica derives from its soft dollar arrangements, including arrangements under which brokers provide brokerage and/or research services to SunAmerica in return for allocating brokerage.

Conclusion. After a full and complete discussion, the Board approved the Advisory Agreement for a one-year period ending June 30, 2019. Based upon their evaluation of all these factors in their totality, the Board, including the Independent Directors, was satisfied that the terms of the Advisory Agreement and were fair and reasonable and in the best interests of the Fund and its shareholders. In arriving at a decision to approve the Advisory Agreement the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and each Independent Director may have attributed different weights to different factors. The Independent Directors were also assisted by the advice of independent legal counsel in making this determination.

DIRECTOR AND OFFICER INFORMATION — October 31, 2018 — (unaudited)

The following table contains basic information regarding the Directors and Officers that oversee operations of the Funds and other investment companies within the Fund complex.

Name, Address and Age*	Position Held With SunAmerica Complex	Term of Office and Length of Time Served(4)	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Director(1)	Other Directorships Held by Director(2)
Disinterested Directors
Dr. Judith L. Craven Age: 73	Director	2001-present	Retired.	73	Director, Sysco Corp. (1996 to present); Director, Luby's, Inc. (1998 to present).
William F. Devin Age: 79	Director	2001-present	Retired.	73	None
Richard W. Grant Age: 73	Director Chairman of the Board	2011-present	Retired. Prior to that, Attorney and partner at Morgan Lewis & Bockius LLP (1989 to 2011).	24	None
Stephen J. Gutman Age: 75	Director	1986-present	Vice President and Associate Broker, The Corcoran Group (real estate) (2002 to present); President and Member of Managing Directors, Beau Brummell Soho LLC (licensing of menswear specialty retailing and other activities) (1995 to 2009); President, SJG Marketing, Inc. (2009 to present).	24	None
Eileen A. Kamerick Age: 59	Director	2018-present	National Association of Corporate Directors Board Leadership Fellow and financial expert; Adjunct Professor of Law, University of Chicago, Washington University in St. Louis and University of Iowa law schools (2007 to Present); formerly, Senior Advisor to the Chief Executive Officer and Executive Vice President and Chief Financial Officer of ConnectWise, Inc. (2015 to 2016); Chief Financial Officer, Press Ganey Associates (2012 to 2014).	24	Hochschild Mining plc (2016 to Present); Director of Associated Banc-Corp (2007 to Present); Legg Mason Closed End Funds (2013 to Present); Westell Technologies, Inc. (2003 to 2016).
Interested Director
Peter A. Harbeck(3) Age: 64	Director	1995-present	President, CEO and Director, SunAmerica (1995 to present); Director, AIG Capital Services, Inc. ("ACS") (1993 to present).	150	None

DIRECTOR AND OFFICER INFORMATION — October 31, 2018 — (unaudited) (continued)

Name, Address and Age*	Position Held With SunAmerica Complex	Term of Office and Length of Time Served(4)	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Director(1)	Other Directorships Held by Director(2)
Officers
John T. Genoy Age: 50	President	2007-present	Chief Financial Officer, SunAmerica (2002 to present); Senior Vice President, SunAmerica (2003 to present); Chief Operating Officer, SunAmerica (2006 to present).	N/A	N/A
Gregory R. Kingston Age: 52	Treasurer	2014-present	Vice President and Head of Mutual Fund Administration, SunAmerica (2014 to present).	N/A	N/A
Gregory N. Bressler Age: 52	Secretary	2005-present	Senior Vice President and General Counsel, SunAmerica (2005 to present).	N/A	N/A
James Nichols Age: 52	Vice President	2006-present	Director, President and CEO, ACS (2006 to present); Senior Vice President, SunAmerica (2002 to present).	N/A	N/A
Donna McManus Age: 57	Vice President and Assistant Treasurer	2014-present	Vice President, SunAmerica (2014 to present); Managing Director, BNY Mellon (2009 to 2014).	N/A	N/A
Shawn Parry Age: 46	Vice President and Assistant Treasurer	2014-present	Vice President, (2014 to present); and Assistant Vice President, SunAmerica (2005 to 2014).	N/A	N/A
Kathleen D. Fuentes Age: 49	Chief Legal Officer and Assistant Secretary	2013-present	Vice President and Deputy General Counsel, SunAmerica (2006 to present).	N/A	N/A

DIRECTOR AND OFFICER INFORMATION — October 31, 2018 — (unaudited) (continued)

Name, Address and Age*	Position Held With SunAmerica Complex	Term of Office and Length of Time Served(4)		Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Director(1)	Other Directorships Held by Director(2)
Christopher C. Joe Age: 49	Chief Compliance Officer	2017-	present

Chief Compliance Officer, AIG Funds, Anchor Series Trust, Seasons Series Trust, SunAmerica Series Trust, VALIC Company I and VALIC Company II (2017 to present); Chief Compliance Officer, VALIC Retirement Services Company (2017 to present); Chief Compliance Officer, Invesco PowerShares (2012 to 2017); Chief Compliance Officer, Invesco Investment Advisers, LLC (2010 to 2013); U.S. Compliance Director, Invesco Ltd. (2006 to 2014); Deputy Chief Compliance Officer, Invesco Advisers, LLC (2014 to 2015).

					N/A	N/A
Matthew J. Hackethal Age: 46	Anti-Money Laundering Compliance Officer	2006-present		Acting Chief Compliance Officer (2016 to 2017). Chief Compliance Officer (2006 to present) and Vice President, SunAmerica (2011 to present).	N/A	N/A

*  The business address for each Director is the Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311-4992.

(1)  The "Fund Complex" means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of the Adviser. The "Fund Complex" includes SunAmerica Series, Inc. (6 funds), SunAmerica Money Market Funds, Inc. (1 fund), SunAmerica Equity Funds (2 funds), SunAmerica Income Funds (3 funds), Anchor Series Trust (5 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (58 portfolios), VALIC Company I (34 portfolios), VALIC Company II (15 funds), Seasons Series Trust (19 portfolios) and SunAmerica Specialty Series (6 funds).

(2)  Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e. "public companies") or other investment companies registered under the Investment Company Act of 1940.

(3)  Mr. Harbeck is considered to be an Interested Director, as defined within the Investment Company Act of 1940, because he is an officer and a director of the Adviser and a director of the principal underwriter of the Fund.

(4)  Directors serve until their successors are duly elected and qualified. Each officer will hold office for an indefinite term, until the date he or she resigns or retires or until his/her successor is duly elected and qualifies.

Additional information concerning the Directors is contained in the Statement of Additional Information which is available, without charge, by calling (800) 858-8850.

SHAREHOLDER TAX INFORMATION — (unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Portfolio's income and distributions for the taxable year ended October 31, 2018. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2018. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to shareholders in early 2019.

Fund	Net Long-Term Capital Gains
AIG Focused Dividend Strategy II	$27,716

For the period ended October 31, 2018, the percentage of the dividends paid from ordinary income for the following portfolios qualified for the dividends received deductions for corporations.

Fund	Percentage
AIG Focused Dividend Strategy II	58.94%

For the year ended October 31, 2018, certain dividends paid by the Portfolio may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, the following represents the maximum amount that may be considered qualified dividend income:

Fund	Amount
AIG Focused Dividend Strategy II	$104,591

COMPARISON: FUND vs. THE INDEX — (unaudited)

As required by the Securities and Exchange Commission, the graph on the following pages compares the performance of a $10,000 investment in the Fund to a similar investment in an index or indices. Please note that "inception," as used herein, reflects the date on which a specific class of the Fund commenced operations. It is important to note that the Fund is a professionally managed mutual fund, while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only. The graph presents the performance of Class A shares of the Fund.

COMPARISON: FUND vs. THE INDEX — (unaudited) (continued)

AIG Focused Dividend Strategy II Fund Class A shares returned 7.37% (before maximum sales charge) for the 12-month period ended October 31, 2018. The Fund outperformed its benchmark, the S&P 500 Index,* which returned 7.35% for the same period.

The Fund employs a "buy and hold" strategy with up to 30 high dividend-yielding equity securities, which are selected on an annual basis. The first 10 stocks selected represent the 10 highest yielding stocks within the Dow Jones Industrial Average, a strategy popularized as the "Dogs of the Dow." The next 20 stocks are selected from the Russell 1000 Index,† although stocks in Utilities and Financials are generally excluded. The criteria used to select these 20 stocks generally include dividend yield as well as a combination of factors that relate to profitability and valuation.

Overall, sector allocation positioning contributed positively to the Fund's performance relative to the S&P 500 Index during the annual period, offset by stock selection as a whole, which detracted. Contributing positively to the Fund's relative results was having an overweight exposure to and effective stock selection in the strongly performing Energy sector. Having an underweight allocation to the weaker Financials sector also boosted the Fund's relative performance. Stock selection proved most effective in the Telecommunication Services, Information Technology and Health Care sectors. These positive contributors were partially offset by stock selection among Industrials and Consumer Staples companies, which detracted. Having an underweight to the Information Technology sector, which outperformed the S&P 500 Index during the annual period, further dampened relative results.

The individual stocks that contributed most positively to the Fund's relative results during the annual period included independent petroleum refiner and supplier PBF Energy, department store retailer Macy's, computer software developer CA, pharmaceuticals company Merck and technology hardware manufacturer Cisco Systems. Having no allocation to social media giant Facebook, which struggled during the annual period amidst a variety of controversies, added value as well. Among the primary individual stock detractors from the Fund's relative results during the annual period were integrated mail and document management systems company Pitney Bowes, industrials conglomerate General Electric, convenience food products manufacturer and marketer Campbell Soup, computer solutions provider International Business Machines (IBM) and women's apparel and beauty products seller L Brands. In addition, not owning Information Technology giant Apple and e-commerce retailing leader Amazon.com, each a top performing company with a significant weighting in the S&P 500 Index, detracted from the Fund's relative performance.

Past performance is no guarantee of future results.

*  The S&P 500 Index is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.

†  The Russell 1000 Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.

Indices are not managed and an investor cannot invest directly into an index.

Stocks of small-cap and mid-cap companies are generally more volatile than and not as readily marketable as those of larger companies and may have fewer resources and a greater risk of business failure than do large companies. The Fund will not deviate from its strategy (except to the extent necessary to comply with federal tax laws or other applicable laws). If the Fund is committed to a strategy that is unsuccessful, the Fund will not meet its investment goal. Because the Fund will not use certain techniques available to other mutual funds to reduce stock market exposure, the Fund may be more susceptible to general market declines than other mutual funds.

The Fund's holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

COMPARISON: FUND vs. THE INDEX — (unaudited) (continued)

Since inception, $10,000 invested in AIG Focused Dividend Strategy II Fund Class A shares would be valued at $11,678. The same amount invested in securities mirroring the performance of the S&P 500 Index** would be valued at $13,971.

	Class A
Focused Dividend Strategy II Portfolio#	Average Annual Return	Cumulative Return†
1 year return	1.16%	7.37%
Since Inception*	4.76%	23.88%

#  For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 7/02/15

**  The S&P 500 Index is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market. Indices are not managed and an investor cannot invest directly into an index.

For the 12 month period ended October 31, 2018, the AIG Focused Dividend Strategy II Fund Class A returned 1.16% compared to 7.35% for the S&P 500 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75. The Fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.aig.com/funds.

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AIG Funds

Harborside 5
185 Hudson Street, Suite 3300
Jersey City, NJ 07311

Directors

Richard W. Grant

Peter A. Harbeck

Dr. Judith L. Craven

William F. Devin

Stephen J. Gutman

Eileen A. Kamerick

Officers

John T. Genoy, President
and Chief Executive Officer

Gregory R. Kingston, Treasurer

Shawn Parry, Vice President and Assistant Treasurer

Donna McManus, Vice President and Assistant Treasurer

James Nichols, Vice President

Tim Pettee, Vice President

Gregory N. Bressler, Secretary

Kathleen Fuentes, Chief Legal Officer
and Assistant Secretary

Christopher C. Joe, Chief Compliance Officer

Matthew Hackethal, Anti-Money Laundering Compliance Officer

Investment Adviser

SunAmerica Asset Management, LLC
Harborside 5
185 Hudson Street, Suite 3300
Jersey City, NJ 07311

Distributor

AIG Capital Services, Inc.
Harborside 5
185 Hudson Street, Suite 3300
Jersey City, NJ 07311

Shareholder Servicing Agent

AIG Fund Services, Inc.
Harborside 5
185 Hudson Street, Suite 3300
Jersey City, NJ 07311

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02110

Transfer Agent

DST Asset Manager Solutions, Inc.
303 W 11th Street

Kansas City, MO 64105

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Series uses to determine how to vote proxies relating to securities held in the Fund which is available in the Series' Statement of Additional Information, may be obtained without charge upon request, by calling (800) 858-8850. This information is also available from the EDGAR database on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD ON SUNAMERICA SERIES, INC. FUNDS

Information regarding how SunAmerica Series, Inc. Funds voted proxies relating to securities held in the SunAmerica Series, Inc. Funds during the most recent twelve month period ended June 30 is available, once filed with the U.S. Securities and Exchange Commission, without charge, upon request, by calling (800)858-8850 or on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

DISCLOSURE OF QUARTERLY PORTFOLIO HOLDINGS

The Fund is required to file its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for its first and third fiscal quarters on Form N-Q. The Fund's Forms N-Q are available on the U.S. Securities and Exchange Commission's website at http://www.sec.gov. You can also review and obtain copies of Form N-Q at the U.S. Securities and Exchange Commission's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

DELIVERY OF SHAREHOLDER DOCUMENTS

The Funds have adopted a policy that allows them to send only one copy of a Fund's prospectus, proxy material, annual report and semi-annual report (the "shareholder documents") to shareholders with multiple accounts residing at the same "household." This practice is called householding and reduces Fund expenses, which benefits you and other shareholders. Unless the Funds receive instructions to the contrary, you will only receive one copy of the shareholder documents. The Funds will continue to household the shareholder documents indefinitely, until we are instructed otherwise. If you do not wish to participate in householding, please contact Shareholder Services at (800) 858-8850 ext. 6010 or send a written request with your name, the name of your fund(s) and your account number(s) to AIG Funds, P.O. Box 219186, Kansas City MO, 64121-9186. We will resume individual mailings for your account within thirty (30) days of receipt of your request.

This report is submitted solely for the general information of shareholders of the Funds. Distribution of this report to persons other than shareholders of the Fund is authorized only in connection with a currently effective prospectus, setting forth details of the Fund, which must precede or accompany this report.

Go Paperless!!

Did you know that you have the option to
receive your shareholder reports online?

By choosing this convenient service, you will no longer receive paper copies of Fund documents such as annual reports, semi-annual reports, prospectuses and proxy statements in the mail. Instead, you are provided with quick and easy access to this information via the Internet.

Why Choose Electronic Delivery?

It's Quick — Fund documents will be received faster than via traditional mail.

It's Convenient — Elimination of bulky documents from personal files.

It's Cost Effective — Reduction of your Fund's printing and mailing costs.

To sign up for electronic delivery, follow these simple steps:

1	Go to www.aig.com/funds
2	Click on the link to "Go Paperless!!"

The email address you provide will be kept strictly confidential. Once your enrollment has been processed, you will begin receiving email notifications when anything you receive electronically is available online.

You can return to www.aig.com/funds at any time to change your email address, edit your preferences or to cancel this service if you choose to resume physical delivery of your Fund documents.

Please note — this option is only available to accounts opened through the Funds.

For information on receiving this report online, see inside back cover.

AIG Funds are advised by SunAmerica Asset Management, LLC (SAAMCo) and distributed by AIG Capital Services, Inc. (ACS), Member FINRA. Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311, 800-858-8850. SAAMCo and ACS are members of American International Group, Inc. (AIG).

Investors should carefully consider a Fund's investment objectives, risks, charges and expenses before investing. The prospectus, containing this and other important information, can be obtained from your financial adviser, from the AIG Funds Sales Desk at 800-858-8850, ext. 6003, or at aig.com/funds. Read the prospectus carefully before investing.

FD2ANN - 10/18

aig.com/funds

Item 2.       Code of Ethics

SunAmerica Series, Inc. (the “registrant”) has adopted a Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (the “Code”). During the fiscal year ended October 31, 2017, there were no reportable waivers or implicit waivers to a provision of the code that applies to the registrant’s Principal Executive and Principal Accounting Officers (the “Covered Officers”).

Item 3.       Audit Committee Financial Expert.

As of January 16, 2018, the registrant’s Board of Directors has determined that Eileen A. Kamerick, a director of the registrant, qualifies as an audit committee financial expert, as defined in item 3(b) of Form N-CSR. Ms. Kamerick is considered to be “independent” for purposes of Item 3(a)(2) of Form N-CSR.

Item 4.       Principal Accountant Fees and Services.

(a)—(d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2017	2018
(a) Audit Fees	$28,818	$29,683
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$15,288	$16,263
(d) All Other Fees	$0	$0

Audit Fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings. Tax Fees principally include tax compliance, tax advice, tax planning and preparation of tax returns.

Aggregate fees billed to the investment adviser and Adviser Affiliates (as defined below in Item 4(e)) that are required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X for the last two fiscal years for services rendered by the registrant’s principal accountant were as follows:

	2017	2018
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$0	$0
(d) All Other Fees	$0	$36,429

(e)          (1)         The registrant’s audit committee pre-approves all audit services provided by the registrant’s principal accountant for the registrant and all non-audit services provided by the registrant’s principal accountant for the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser (“Adviser Affiliates”) that provides ongoing services to the registrant, if the engagement by the investment adviser or Adviser Affiliate relates directly to the operations and financial reporting of the registrant. The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee. Certain de minimis exceptions are allowed for non- audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the registrant’s audit committee charter.

(2) No services included in (b)-(d) above in connection with fees billed to the registrant or the investment adviser or Adviser Affiliates were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)           Not applicable.

(g)          The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and Adviser Affiliates that provide ongoing services to the registrant for 2017 and 2018 were $99,289 and $209,959 respectively.

(h)         Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Included in Item 1 to the Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors that were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(15)) of Schedule 14A (17 CFR 240.14a- 101), or this Item 10.

Item 11.  Controls and Procedures.

(a)         An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined under Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))). Based on that evaluation, the registrant’s management, including the President and Treasurer, concluded that the registrant’s disclosure controls and procedures are effective.

(b)         There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal contro1 over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)         (1)         Code of Ethics applicable to its Principal Executive and Principle Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406. Code of Ethics.

(2)         Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(3)         Not applicable.

(b)         Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) and Section 906 of the Sarbanes- Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Series, Inc.

By:	/s/ John T. Genoy
John T. Genoy
President

Date: January 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John T. Genoy
John T. Genoy
President

Date: January 4, 2019

By:	/s/ Gregory R. Kingston
Gregory R. Kingston
Treasurer

Date: January 4, 2019